UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2016

ASSOCIATED CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37387	47-3965991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Center, Rye, NY		10580
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code     (203) 629-9595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

  On November 14, 2016, Associated Capital Group, Inc. ("AC" or the "Company") announced today it has adopted a Shareholder Designated Charitable Contribution program for all registered Class A and Class B shareholders. Associated Capital Group follows in the footsteps of its affiliate, GAMCO which created its Shareholder Designated Charitable Contribution Program in April 2013. Each registered shareholder will be eligible to designate charities to which the company will make a donation of $0.25 per share on behalf of the shareholder.

 On November 14, 2016, the Company issued a press release announcing the program.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

  (d) Exhibits

  99.1  AC's Press Release, dated November 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Capital Group, Inc.

By: /s/ Patrick Dennis

Patrick Dennis
Executive Vice President and Chief Financial Officer

Date:November 14, 2016
Exhibit Index

Exhibit No.

99.1  AC's Press Release, dated November 14, 2016.